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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    SEPTEMBER 25, 2006
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                             PLY GEM HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                   333-114041                               20-0645710
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           (Commission File Number)           (IRS Employer Identification No.)


             185 PLATTE CLAY WAY
              KEARNEY, MISSOURI                                64060
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (800) 800-2244
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Cash Bonuses

             On September 25, 2006, Ply Gem Industries, Inc., our principal operating subsidiary, agreed to pay special, one-time, cash bonus awards to four of our named executive officers in respect of our 2006 fiscal year. The bonuses will be paid in a single lump sum amount on January 31, 2007, subject to the officers' continued employment through that date. The requirement of being employed on January 31, 2007 will be waived if the officer either dies in service or is terminated without "Cause" (as defined in the bonus letters) before January 31, 2007. The bonuses payable to each of these named executive officers shall be: $90,000 for Mark Montgomery, Senior Vice President Sales & Marketing, MW; $87,000 for Lee D. Meyer, President & Chief Executive Officer, $76,000 for John Wayne, President, Siding and Accessories, and $18,000 for Lynn Morstad, President, MW Manufacturers, Inc.

Amendment of Phantom Plan and Awards

             On September 25, 2006, Ply Gem Prime Holdings, Inc., our indirect parent ("Ply Gem Prime") amended and shortened the lifespan of the nonqualified deferred compensation arrangements represented by the named executive officers' awards under the Ply Gem Prime Holdings, Inc. Amended and Restated Phantom Stock Plan (the "Phantom Plan"). Also on such date, Ply Gem Prime amended the Phantom Plan. These modifications were made to structure the awards and the Phantom Plan in a manner intended to comply with recently enacted Section 409A of the Internal Revenue Code and the regulations and other guidance promulgated thereunder.

             The portion of the named executive officers' accounts under the Phantom Plan that consisted of phantom incentive units representing shares of common stock, par value $0.01 per share, of Ply Gem Prime ("Prime Common Stock") was assigned a cash value, based on the value of the account on September 25, 2006, as determined under the Phantom Plan. At all times after September 25, the accounts will be denominated in U.S. dollars rather than Prime Common Stock or any other form of real or phantom equity and credited with interest until January 31, 2007, when Ply Gem Prime will pay the officer a one-time, lump-sum cash payment equal to the value of the officer's account on that date. The value assigned to this portion of each of the named executive officers' accounts shall be as follows: $457,837 for Mr. Montgomery; $444,722 for Mr. Meyer; $388,350 for John Wayne; and $89,715 for Mr. Morstad. The value of the accounts will be credited with interest until the date of payment, at the applicable federal rate for short-term loans.

             In addition, to the extent any portion of the named executive officers' accounts consisted of phantom incentive units representing shares of senior preferred stock, par value $0.01 per share, of Ply Gem Prime ("Ply Gem Prime Senior Preferred"), the accounts were assigned a cash value equal to the face amount of the shares of Ply Gem Prime Senior Preferred represented by such units. The accounts will be credited with deemed earnings, as if with interest, at an annual rate of 10%, compounded semi-annually as of each June 30 and December 31, from the date of initial issuance of the award under the

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Phantom  Plan  through the date of payment.  This  portion of the accounts are paid to the officer, in cash, in accordance with the following schedule: one-third of the original face amount shall be paid on each of August 31, 2009, 2010, and 2011, in each case, together with deemed earnings (accrued to the date of payment) on the portion of the accounts then being paid. The full unpaid amount of the account, including deemed earnings, will be payable upon the earliest of the officer's (i) death, (ii) disability, and (iii) a Realization Event (as defined in the Phantom Plan) that is a change of control within the meaning of Section 409A of the Internal Revenue Code. The value assigned to this portion of each of the named executive officers' accounts is as follows: $2,637,896 for Mr. Meyer; $591,360 for Mr. Morstad; and $51,654 for Mr. Montgomery.

             The Phantom Plan was amended in a manner intending to reflect the above modifications to the awards.

             In connection  with the  amendments to their  accounts  under the
Phantom Plan, on September 25, 2006, the named executive officers purchased the following number of shares of Prime Common Stock at the price of $10.00 per share: Mr. Montgomery purchased 32,702 shares (of which 32,143 shares will be designated as "Incentive Stock" under Ply Gem Prime's stockholders' agreement); Mr. Meyer purchased 31,766 shares; Mr. Wayne purchased 27,739 shares (all of which will be designated as "Incentive Stock" under Ply Gem Prime's stockholders' agreement); and Lynn Morstad purchased 6,409 shares. The shares were purchased with promissory notes that mature on January 31, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PLY GEM HOLDINGS, INC.


Date:  September 29, 2006                   By: /s/ Shawn K. Poe
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                                                Name:  Shawn K. Poe
                                                Title: Vice President, Chief
                                                       Financial Officer,
                                                       Treasurer and Secretary